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                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): January 18, 1999


                      Scott Cable Communications, Inc.
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           (Exact name of Registrant as specified in its charter)


                                   Texas
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               (State or other jurisdiction of incorporation)

       0-22-093                                         75-1766202
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(Commission File Number)                    (I.R.S. Employer Identification No.)


Four Landmark Square, Suite 302, Stamford, Connecticut          06901
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      (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (203) 323-1100


                                 Not Applicable
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         (Former name or former address, if changed since last report.)

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Item 5.   OTHER EVENTS.

        The Registrant hereby incorporates by reference the description of the matters set forth in its press release dated January 18, 1999 (such press release being Exhibit 99.1 attached hereto).

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

                  (c) Exhibits. The following documents are being filed herewith by the Company as exhibits to this Current Report on Form 8-K:

                  99.1 Press release of the Company dated January 18, 1999.









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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      SCOTT CABLE COMMUNICATIONS, INC.


Date:  January 19, 1999                 By:  /s/ John M. Flanagan, Jr.
                                        ------------------------------
                                        John M. Flanagan, Jr.
                                        Senior Vice President and
                                          Chief Financial Officer











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Exhibit No.     Exhibits                                               Page No.
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99.1            Press release of the Company dated January 18, 1999.      5














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